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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 13, 2002


                             EXXON MOBIL CORPORATION
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             (Exact name of registrant as specified in its charter)


         New Jersey                    1-2256                13-5409005
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
     of incorporation)                                   Identification No.)




         5959 Las Colinas Boulevard
              Irving, Texas                             75039-2298
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  (Address of principal executive offices)             (Zip Code)




       Registrant's telephone number, including area code: (972) 444-1000


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          (Former name or former address, if changed since last report)

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Item 5.     Other Events.

            The Registrant hereby incorporates by reference herein the information set forth in its Press Release dated November 13, 2002, a copy of which is attached hereto as Exhibit 99.



Item 7(c).  Exhibits.

Exhibit 99 Exxon Mobil Corporation Press Release dated November 13, 2002 announcing the completion of sale of Compania Minera Disputada De Las Condes.











































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                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EXXON MOBIL CORPORATION



Dated:  November 13, 2002          By:     /s/  DONALD D. HUMPHREYS
                                   ___________________________________________
                                   Donald D. Humphreys, Vice President,
                                   Controller and Principal Accounting Officer





































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                                 INDEX TO EXHIBITS




Exhibit No.     Description
___________     ___________


99 Exxon Mobil Corporation Press Release dated November 13, 2002 announcing the completion of sale of Compania Minera Disputada De Las Condes.










































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